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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 20, 2003

                       GMAC EDUCATION LOAN FUNDING TRUST-I
           ----------------------------------------------------------
            (Exact name of co-registrant as specified in its charter)

          Delaware                  333-102760              51-6535786
 -----------------------------   ---------------    --------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)       Identification Number)

               c/o Wilmington Trust Company, Rodney Square North,
                  1100 N. Market St., Wilmington, DE 19890-0001
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

      Co-Registrant's telephone number, including area code: (203) 975-6112

                                      None
        -----------------------------------------------------------------
          (Former name or former address, if change since last report)

                                  GMAC ELF LLC
                                  ------------
            (Exact name of co-registrant as specified in its charter)

           Delaware               333-102760-01             22-3891807
 -----------------------------   ---------------     -------------------------
 (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)        File Number)        Identification Number)

              1801 California Street, Suite 3900, Denver, CO 80202
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

      Co-Registrant's telephone number, including area code: (303) 293-8500

                                      None
        -----------------------------------------------------------------
          (Former name or former address, if change since last report)

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ITEM 5. OTHER EVENTS.

     This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among GMAC ELF LLC (the "Sponsor"), GMAC Commercial Holding Capital Corp., Salomon Smith Barney Inc. and GMAC Commercial Holding Capital Markets Corp. (the "Underwriting Agreement"), dated March 20, 2003 and the Series 2003-1 Supplemental Indenture of Trust by and among GMAC Education Loan Funding Trust-I, Zions First National Bank, as indenture trustee, and Zions First National Bank, as eligible lender trustee (the "Supplemental Indenture"), dated as of March 1, 2003. The Underwriting Agreement and the Supplemental Indenture were executed in connection with the issuance by GMAC Education Loan Funding Trust-I of $220,000,000 of its GMAC ELF Student Loan Asset-Backed Notes, Series 2003-1 on March 21, 2003. The details of this issuance are contained in the Prospectus Supplement filed on March 19, 2003 by the Sponsor.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

1.1                 Underwriting Agreement.

4.1                 Indenture Supplement.

5.1                 Opinion of Kutak Rock LLP Regarding Legality.

8.1                 Opinion of Kutak Rock LLP Regarding Tax Matters.

24.1                Power of attorney. (1)

----------
(1) Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GMAC EDUCATION LOAN FUNDING TRUST-I

                                   By: GMAC ELF LLC, as attorney-in-fact of the
                                   Co-Registrant


Date: March 21, 2003               By:    /s/ Ronald W. Page
                                      ------------------------------------------
                                          Ronald W. Page,
                                          Vice President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GMAC ELF LLC


Date: March 21, 2003               By:    /s/ Ronald W. Page
                                      ------------------------------------------
                                          Ronald W. Page,
                                          Vice President

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

1.1                 Underwriting Agreement.

4.1                 Indenture Supplement.

5.1                 Opinion of Kutak Rock LLP Regarding Legality.

8.1                 Opinion of Kutak Rock LLP Regarding Tax Matters.

24.1                Power of attorney. (1)

----------
(1) Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.